Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
July 31, 2000



        Expected B Maturity                         09/16/2002


        Blended Coupon                               6.8847%



        Excess Protection Level
          3 Month Average  5.48%
          July, 2000  5.99%
          June, 2000  4.82%
          May, 2000  5.62%


        Cash Yield                                  19.22%


        Investor Charge Offs                        4.57%


        Base Rate                                   8.66%


        Over 30 Day Delinquency                     4.81%


        Seller's Interest                           11.87%


        Total Payment Rate                          14.13%


        Total Principal Balance                     $55,010,319,976.67


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $6,529,119,458.18